Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Science and Technology Fund

______________________________________________________________________________________

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Nicholas Daft, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

Jaimin Soni, Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

Nataly Yackanich, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

Please Retain This Supplement for Future Reference

April 18, 2016

PROSTKR-626